UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

 _________________

THE OLB GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52994	13-4188568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue, Suite 1700, New York, NY	10166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 278-0900

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K (this “Form 8-K/A”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 13, 2018, as amended by Amendment No. 1 on Form 8-K filed on October 3, 2018 (the “Original Form 8-K”), is being filed to correct Item 9.01 to the Original Form 8-K to include the conformed signature of the auditors on the auditor letters included in the financial statements related to The OLB Group, Inc.’s (the “Company”) acquisition of Excel Corporation (“Excel”) as reported on the Original Form 8-K. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

The audited financial statements of Excel as of and for the years ended December 31, 2017 and December 31, 2016, and the related notes to the financial statements are filed as Exhibit 99.1 and incorporated by reference herein.

(b)       Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company relating to the Asset Acquisition as of and for the year ended December 31, 2017 are filed as Exhibit 99.2 and incorporated by reference herein.

(d)       Exhibits.

Exhibit No.	Description
99.1	Audited financial statements of Excel as of and for the years ended December 31, 2017 and December 31, 2016
99.2	The unaudited pro forma combined financial information of the Company relating to the Asset Acquisition as of and for the year ended December 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2018

THE OLB GROUP, INC.

By:	/s/ Ronny Yakov
Name: Ronny Yakov
Title: President and Chief Executive Officer